Exhibit (j)(16)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated March 3, 2025, relating to the financial statements and financial highlights of T-Rex 2X Long Apple Daily Target ETF, T-Rex 2X Long Alphabet Daily Target ETF, and T-Rex 2X Long Microsoft Daily Target ETF, each a series of ETF Opportunities Trust, which are included in Form N-CSR for the period ended December 31, 2024, and to the references to our firm under the headings “Fund Service Providers”, and “Financial Highlights” in the Prospectus and “Management and Other Service Providers”, and “Financial Statements” in the Statement of Additional Information. We also hereby consent to the references to our firm in this Registration Statement on Form N-1A of T-Rex 2X Long GME Daily Target ETF, T-Rex 2X Long AVGO Daily Target ETF, T-Rex 2X Long HOOD Daily Target ETF, T-Rex 2X Inverse AVGO Daily Target ETF, T-Rex 2X Long SMCI Daily Target ETF, T-Rex 2X Long PANW Daily Target ETF, T-Rex 2X Long DJT Daily Target ETF, T-Rex 2X Inverse PANW Daily Target ETF, T-Rex 2X Long MARA Daily Target ETF, T-Rex 2X Long TSM Daily Target ETF, T-Rex 2X Inverse MARA Daily Target ETF, T-Rex 2X Inverse TSM Daily Target ETF, T-Rex 2X Long RBLX Daily Target ETF, T-Rex 2X Long SQ Daily Target ETF, T-Rex 2X Long PLTR Daily Target ETF, T-Rex 2X Inverse SQ Daily Target ETF, T-Rex 2X Inverse PLTR Daily Target ETF, T-Rex 2X Long AI Daily Target ETF, T-Rex 2X Long ARM Daily Target ETF, T-Rex 2X Long COIN Daily Target ETF, T-Rex 2X Long SHOP Daily Target ETF, T-Rex 2X Inverse COIN Daily Target ETF, T-Rex 2X Inverse SHOP Daily Target ETF, T-Rex 2X Long AMD Daily Target ETF, T-Rex 2X Inverse Apple Daily Target ETF, T-Rex 2X Inverse AMD Daily Target ETF, T-Rex 2X Long BA Daily Target ETF, T-Rex 2X Inverse Alphabet Daily Target ETF, T-Rex 2X Inverse BA Daily Target ETF, T-Rex 2X Long SNOW Daily Target ETF, T-Rex 2X Inverse Microsoft Daily Target ETF, and T-Rex 2X Inverse SNOW Daily Target ETF, each a series of ETF Opportunities Trust, under the headings “Fund Service Providers”, and “Financial Highlights” in the Prospectus and “Management and Other Service Providers”, and “Financial Statements” in the Statement of Additional Information.

COHEN & COMPANY, LTD.

Cleveland, Ohio

April 29, 2025